Premises and Equipment	12 Months Ended
Oct. 31, 2018
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Premises and Equipment

Note 9: Premises and Equipment

We record all premises and equipment at cost less accumulated amortization, and less any accumulated impairment, except land, which is recorded at cost. Buildings, computer equipment and operating system software, other equipment and leasehold improvements are amortized on a straight-line basis over their estimated useful lives. When the major components of a building have different useful lives, they are accounted for separately and amortized over each component’s estimated useful life.

The maximum estimated useful lives we use to amortize our assets are as follows:

Buildings	10 to 40 years
Computer equipment and operating system software	5 years
Other equipment	10 years
Leasehold improvements	Lease term to a maximum of 10 years

Amortization methods, useful lives and the residual values of premises and equipment are reviewed annually for any change in circumstances and are adjusted if appropriate. At each reporting period, we review whether there are any indications that premises and equipment need to be tested for impairment. If there is an indication that an asset may be impaired, we test for impairment by comparing the asset’s carrying value to its recoverable amount. The recoverable amount is calculated as the higher of the value in use and the fair value less costs to sell. Value in use is the present value of the future cash flows expected to be derived from the asset. An impairment charge is recorded when the recoverable amount is less than the carrying value. There were no significant write-downs of premises and equipment due to impairment during the years ended October 31, 2018 and 2017. Gains and losses on disposal are included in non-interest expense, premises and equipment, in our Consolidated Statement of Income.

Net rent expense for premises and equipment reported in non-interest expense, premises and equipment, in our Consolidated Statement of Income for the years ended October 31, 2018, 2017 and 2016 was $530 million, $501 million and $502 million, respectively.

(Canadian $ in millions)						2018						2017
	Land	Buildings	Computer equipment	Other equipment	Leasehold improvements	Total	Land	Buildings	Computer equipment	Other equipment	Leasehold improvements	Total
Cost
Balance at beginning of year	174	1,726	1,994	913	1,429	6,236	207	1,784	1,844	902	1,347	6,084
Additions	4	66	236	40	87	433	–	72	156	69	105	402
Disposals (1)	(32)	(163)	(11)	(27)	(20)	(253)	(28)	(95)	(13)	(13)	(10)	(159)
Foreign exchange and other	(1)	(2)	10	7	18	32	(5)	(35)	7	(45)	(13)	(91)
Balance at end of year	145	1,627	2,229	933	1,514	6,448	174	1,726	1,994	913	1,429	6,236
Accumulated Depreciation and Impairment
Balance at beginning of year	–	1,063	1,465	674	1,001	4,203	–	1,055	1,306	649	927	3,937
Disposals (1)	–	(116)	(9)	(24)	(15)	(164)	–	(32)	(11)	(8)	(8)	(59)
Amortization	–	60	201	48	91	400	–	63	185	49	94	391
Foreign exchange and other	–	9	5	6	3	23	–	(23)	(15)	(16)	(12)	(66)
Balance at end of year	–	1,016	1,662	704	1,080	4,462	–	1,063	1,465	674	1,001	4,203
Net carrying value	145	611	567	229	434	1,986	174	663	529	239	428	2,033

(1)	Includes fully depreciated assets written off.